Exhibit 10.1

FIRST AMENDMENT TO
MASTER REPURCHASE AND SECURITIES CONTRACT

THIS FIRST AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT (this “Amendment”) is made as of June 23, 2017 (“Amendment Effective Date”), by and among ACRC LENDER US LLC, a Delaware limited liability company (“Seller”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Buyer”).

RECITALS

A.    The Buyer and Seller are parties to that certain Master Repurchase and Securities Contract dated as of August 1, 2016 (the “Repurchase Agreement”).

B.    The Buyer and Seller desire to amend the Repurchase Agreement as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Repurchase Agreement, including, for the avoidance of doubt, as amended and modified by this Amendment.

2.    Amendment to Repurchase Agreement. The Repurchase Agreement is hereby amended as follows, effective as of the Amendment Effective Date:

a)	Amendments to Section 2. Section 2 of the Repurchase Agreement is hereby amended as follows:

i.	The definition of “Facility Amount” is hereby amended and restated as follows:
“Facility Amount” means $185,988,750, as such amount may be decreased from time to time pursuant to Section 3(l).

ii.	The definition of “Initial Facility Expiration Date” is hereby amended and restated as follows:
“Initial Facility Expiration Date” shall mean July 31, 2020.

b)	Amendments to Section 3. Section 3 of the Repurchase Agrement is hereby amended as follows:

i.	The first sentence of Section 3(i) is hereby amend and restated as follows:
At the written request of Seller delivered to Buyer no sooner than ninety (90) days, and no later than thirty (30) days, before the Initial Facility Expiration Date or the First Extended Facility Expiration Date (defined below), as applicable, Seller shall have two (2) options to extend the Initial Facility Expiration Date, the first for an additional one (1) year term (the “First Extension Period”) ending on the July 31, 2021 (the “First Extended Facility

Expiration Date”) and the second for an additional one (1) year term (the “Second Extension Period”) ending on July 31, 2022 (the “Second Extended Facility Expiration Date” and, together with the First Extended Facility Termination Date, the “Extended Facility Expiration Date”).

3.    Conditions to Effectiveness. This Amendment shall become effective upon fulfillment, to Buyer’s satisfaction, of each of the following conditions (unless waived in writing by the Buyer):

(a)    Receipt of Documents. The Buyer’s receipt of the following, each of which shall be originals or telecopies or electronic copies in portable document format (.pdf) (in each case, followed promptly by originals) unless otherwise specified, each properly executed by an authorized officer of the Seller, each dated the Amendment Effective Date, and each in form and substance satisfactory to Buyer:

(i)    Amendment. Counterparts of this Amendment executed by the Buyer and Seller and acknowledged and agreed to by Guarantor.

(ii)    Evidence of Corporate Action; Signing Authority. Such certificates of resolutions or other action, incumbency certificates and/or other certificates of an authorized officer of the Seller as the Buyer may require evidencing the identity, authority and capacity of each officer thereof authorized to act as in connection with this Amendment.

(iii)    Legal Opinions. Such opinions of counsel as Buyer may require addressing such matters as legal counsel to Buyer, in its reasonable discretion, may request, including as to (x) the authority of Seller and Guarantor to enter into this Amendment and the other amendments described in clause (i) above, (y) the enforceability of this Amendment, the other amendments described in clause (i) above, as well as the Repurchase Agreement as amended by this Amendment and (z) a bring-down of the Bankruptcy Code safe harbor opinion delivered on the Closing Date.

(b)    Representations True; No Default. After giving effect to this Amendment and the transactions contemplated hereby, (i) the representations and warranties of the Seller contained in Section 9 of the Repurchase Agreement and in the other Transaction Documents, or which are contained in any documents furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) no Default or Event of Default exists or will occur as a result of the Seller’s execution of this Amendment.

(c)    Fees and Expenses. Seller shall have paid to Buyer a non-refundable fee, which shall be considered fully-earned upon the effectiveness of this Amendment, in the amount of $769,916.00. In addition, Seller shall have paid to Buyer its expenses (including reasonable attorneys’ fees) in connection the negotiation, execution and delivery of this Amendment. From the date of this Amendment through June 30, 2017, Buyer agrees to waive the Non-Use Fee on that portion of the Facility Amount equal to $60,988,750.
5.    Proper Authorization; No Further Amendment. The parties hereto agree that this Amendment has been properly authorized and executed in accordance with the terms of the Repurchase Agreement. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Repurchase Agreement shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder. References in the Repurchase Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any

Transaction Document to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement as modified by this Amendment.

6.    Reservation of Rights. The Seller acknowledges and agrees that the execution and delivery by the Buyer of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Buyer to forbear or execute similar amendments under the same or similar circumstances in the future.

7.    Miscellaneous.

(a)    Integration. This Amendment, together with the other Transaction Documents (as amended on the date hereof, as applicable), comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

(b)    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)    Counterparts. This Amendment may be executed in multiple counterparts, including by facsimile transmission or the exchange of PDFs of signature pages by email, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

(d)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(e)    Release. In consideration of Buyer entering into this Amendment, Seller and Guarantor hereby waive, release and discharge Buyer and Buyer’s parents, divisions, subsidiaries, affiliates, members, managers, successors and assigns, directors, officers, partners, employees, representatives, counsel and agents from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Repurchase Agreement or the Transaction Documents and is actually known to Seller or Guarantor on or prior to the date hereof, including, but not limited to, any action or failure to act under the Repurchase Agreement or the other Transaction Documents actually known to Seller or Guarantor on or prior to the date hereof; provided that the foregoing shall not in any way limit the obligations of Buyer under the Repurchase Agreement or the other Transaction Documents from and after the date hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SELLER:

ACRC LENDER US LLC

By: /s/ Anton Feingold
Name: Anton Feingold
Title: Vice President

BUYER:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jason Cohen
Name: Jason Cohen
Title: Assistant Vice President

Acknowledged and Agreed:

GUARANTOR:
ARES COMMERCIAL REAL ESTATE CORPORATION

By: /s/ Anton Feingold
Name: Anton Feingold
Title: Vice President